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                                                                  Exhibit 10(38)
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     SEVENTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

     This Seventh Amendment to that certain Amended and Restated Loan and Security Agreement ("AMENDMENT") is entered into this 27/th/ day of August 1998 by and between Tower Air, Inc. ("BORROWER"), the financial institutions listed on the signature pages thereof (collectively, "LENDERS") and Heller Financial, Inc., (in its individual capacity, "Heller"), for itself as a Lender and as Agent ("AGENT").

     WHEREAS, Agent, Lenders and Borrower are parties to a certain Amended and Restated Loan and Security Agreement, dated September 1, 1997 and all amendments thereto (the "AGREEMENT"); and

     WHEREAS, the parties desire to further amend the Agreement as hereinafter set forth;

     NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   DEFINITIONS. Capitalized terms used in this Amendment, unless
          ------------
          otherwise defined herein, shall have the meaning ascribed to such term in the Agreement.

     2.   AMENDMENTS. Subject to the conditions set forth below, the Agreement
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          is amended as follows:

          Section 6 is amended by deleting subsection 6.1 in its entirety, effective as of July 31, 1998, and inserting the following in lieu thereof;

                    6.1 Tangible Net Worth.  Borrower shall maintain Tangible
                        -------------------
                    Net Worth equal to at least the amounts indicated for each month during the periods set forth below:

                         Period                      Amount
                         ------                      ------
                         July 1998                   $44,500,000
                         August 1998 - March 1999    $45,000,000
                         April 1999 - May 1999       $50,000,000

     3.   CONDITIONS. The effectiveness of this Amendment is subject to the
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          following conditions precedent (unless specifically waived in writing by Agent):
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                    (a) Borrower shall have executed and delivered such other
                    documents and instruments as Agent may require;

                    (b) All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel;

                    (c) No Default or Event of Default shall be in existence.

     4.   CORPORATE ACTION. The execution, delivery, and performance of this
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          Amendment has been duly authorized by all requisite corporate action on the part of Borrower and this Amendment has been duly executed and delivered by Borrower.

     5.   SEVERABILITY. Any provision of this Amendment held by a court of
          ------------
          competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     6.   REFERENCES. Any reference to the Agreement contained in any document,
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          instrument or agreement executed in connection with the Agreement, shall be deemed to be a reference to the Agreement as modified by this Amendment.

     7.   COUNTERPARTS. This Amendment may be executed in one or more
          ------------
          counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument

     8.   RATIFICATION. The terms and provisions set forth in this Amendment
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          shall modify and supersede all inconsistent terms and provisions of the Agreement, and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Agreement. Except as expressly modified and superseded by the Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.


HELLER FINANCIAL, INC.                  TOWER AIR, INC.

By:  /s/Anthony Vizgirda                By: /s/ Morris K. Nachtomi
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Title: Vice President                   Title:  Chairman, President & CEO
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